Exhibit 10.0 Stock Purchase Agreement & Stockholder Agreement between ARGO Bancorp, Inc. and Deltec Banking Corporation Limited

-----------------------------------------------------------------------------


                          STOCK PURCHASE AGREEMENT


                                   BETWEEN


                             ARGO BANCORP, INC.

                              (the "Company")


                                     and


                   THE DELTEC BANKING CORPORATION LIMITED

                               (the "Buyer")



                        Dated as of December 31, 1996



---------------------------------------------------------------------------

     STOCK PURCHASE AGREEMENT, dated as of December 31, 1996 (hereinafter, together with the Annexes hereto, referred to as "this Agreement"), between Argo Bancorp, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and The Deltec Banking Corporation Limited, a banking corporation organized under the laws of the Commonwealth of the Bahamas (the "Buyer").

                             W I T N E S S E T H:

     WHEREAS, the Office of Thrift Supervision ("OTS") has accepted a Rebuttal of Control Submission filed by Deltec International S.A., a Panamanian corporation ("Deltec"), and has signed a Rebuttal Agreement with Deltec and related parties permitting Deltec to acquire, through the Buyer, 25% of the outstanding voting stock of the Company;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, the Company and the Buyer hereby agree as follows:

                                  ARTICLE 1

                              PURCHASE AND SALE

     1.1. Purchase and Sale. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions set forth herein, the Company agrees to issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, at a purchase price of $38.00 per share, an aggregate of 111,563 2/3 shares (the "Shares") of the Company's original common stock, par value $0.01 per share (the "Common Stock"), or an aggregate consideration equal to $4,239,419.34.

     1.2. Closing. The Company will deliver to the Buyer the certificates for the Shares, registered in the name of "The Deltec Banking Corporation Limited" and in such denominations (including fractional shares) as may be requested by the Buyer, against payment of the purchase price by wire transfer of New York Clearing House funds to the Company's Account #409278 at Mid City National Bank of Chicago, ABA #071001737, on December 31, 1996 or such other date as the Buyer and the Company may agree (the "Closing Date"). The certificates for the Shares and other documents to be delivered by the company shall be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, who shall hold the certificates in escrow for delivery to the Buyer against payment therefor. The Buyer shall have the right to rescind this Agreement unless an amended Rebuttal Agreement satisfactory to the Buyer has been executed by the OTS within 60 days after the execution and delivery of this Agreement or such later date as may be mutually agreed by the parties hereto.

     1.3. Stockholder Agreement. At the Closing, the Company and the Buyer will enter into the Stockholder Agreement, dated as of the Closing Date, in substantially the form attached hereto as Annex 1 (the "Stockholder Agreement").

     1.4. Use of Proceeds. The Company will use the proceeds from the sale of the Shares to maintain regulatory capital at well capitalized levels at a subsidiary following growth of the subsidiary through its purchase of mortgage pools prior to year-end 1996.

                                  ARTICLE 2

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Buyer, that, except as specifically disclosed in a letter of the Company delivered to the Buyer prior to or on the date hereof (the "Disclosure Letter") (and making specific reference to the Section of this Agreement for which an exception is taken):

     2.1. Incorporation, Capitalization, Etc. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in all jurisdictions where such qualification is required. The Company has the authority to issue 5,000,000 shares of the par value $0.01 per share, of which 4,500,000 shares are common stock and 500,000 shares are serial preferred stock. The Company's authorized common stock consists of 3,020,000 shares designated as original common stock, 340,000 shares designated as Class B common stock, 340,000 shares designated as Class C common stock and 800,000 shares designated as Class D common stock, of which 334,691 shares designated as original common stock have been issued and no shares of Class B common stock, Class C common stock or Class D common stock have ever been issued or authorized to be issued. No shares of serial preferred stock have ever been issued or authorized to be issued. All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and when issued to the Buyer in accordance with this Agreement the Shares will be duly authorized, validly issued, fully paid and nonassessable. The Company does not have any shares of its capital stock of any class reserved for issuance for any purpose, including for any outstanding option, warrant, call or commitment, nor does the Company have any outstanding securities, obligations or agreements convertible into or exchangeable for, or giving any person any right (including, without limitation, preemptive rights) to subscribe for or acquire, any shares of its capital stock, except for stock options to purchase not more than 202,259 shares of Common Stock pursuant to Company plans. The Company is a savings and loan holding company duly registered with the OTS under Section 10 of the Home Owners' Loan Act, as amended.

    2.2 Subsidiaries. The Company owns of record and beneficially all of the capital stock of Argo Federal Savings Bank, F.S.B. (the "Bank") and On-Line Financial Services, Inc. ("On-Line") and is the managing member of Empire/Argo Mortgage LLC ("Empire", and together with the Bank and On-Line, the "Subsidiaries"). The Company has delivered to the Buyer a true and complete list of all of its subsidiaries other than the Subsidiaries and of all other entities (whether corporations, partnerships, trusts, limited liability companies or other entities) in which the Company owns, directly or indirectly, 10% or more of the ownership interests. Each of the Subsidiaries has been duly incorporated, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business as a foreign corporation or foreign limited liability company, as the case may be, in all jurisdictions where such qualification is required. All outstanding shares of capital stock of the Subsidiaries have been duly authorized and validity issued and are fully paid and nonassessable and are owned by the Company free and clear of any lien, pledge, option, security interest, claim, restriction or other encumbrance. None of the Subsidiaries has any shares of its capital stock of any class reserved for issuance for any purpose, including for any outstanding option, warrant, call or commitment, nor does it have any outstanding securities, obligations or agreements convertible into or exchangeable for, or giving any person any right (including, without limitation, preemptive rights) to subscribed for or acquire, any shares of its capital stock.

    2.3. Authorization, Execution, Etc. The execution, delivery and performance by the Company of this Agreement and the Stockholder Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all required action on the part of the Company and its stockholders, and each of this Agreement and the Stockholder Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating, to or affecting creditors' rights and to general equity principles. The execution and delivery by the Company of this Agreement and the Stockholder Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or result in a breach or violation of or default under any law, rule or regulation, the certificate of incorporation or by-laws of the Company or the corresponding documents of any of the Subsidiaries, any judgement, decree, order, license or permit issued by any governmental or regulatory body, board or agency, or any agreement, indenture or instrument to which the Company or any of its Subsidiaries (or any of their respective properties) is a party or is otherwise subject.

    2.4 Reports, Financial Statements, Etc. All reports other documents filed by the Company with the Securities and Exchange Commission (the "SEC") under
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") (collectively, the "Reports"), are accurate and complete in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. True and complete copies of all Reports filed since January 1, 1995 have been furnished by the Company to the Buyer. The financial statements contained or incorporated by reference in the Reports fairly present the financial position, results of operations and changes in financial position to which they relate as at the dates and for the periods covered thereby (subject, in the case of unaudited interim statements, to normal year-end audit adjustments) in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as otherwise stated therein. The Company and its Subsidiaries have timely filed all required reports, registrations and statements, together with any amendments thereto, with the SEC, THE OTS, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, any state banking commission or other regulatory authority, the National Association of Securities Dealers, Inc. and any other self-regulatory organization.

    2.5. No Material Adverse Change. Except as otherwise disclosed in the Reports, since December 31, 1995, there has not been any material adverse change in the financial condition, results of operations, properties, assets, liabilities, business or prospects of the Company or any of its Subsidiaries.

    2.6. Compliance with Law. To the best of its knowledge, the Company and each of its Subsidiaries has conducted its operations in compliance with all applicable laws, rules and regulations, has all material permits, licenses, authorizations, orders and approvals of, and has made all material filings, applications and registrations with, all federal, state, local and foreign governmental or regulatory bodies that are required in order to permit it to carry on its business as presently conducted, and all such material permits, licenses, authorizations, orders and approvals are in full force and effect, except in each case where the failure to do so or to have done so would not have a material adverse effect on the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to any cease and desist order, written agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, federal or state governmental authorities charged with the supervision or regulation of depository institutions or depository institution holding companies or engaged in the insurance of bank and/or savings and loan deposits, nor has it been advised by any such authorities that they are contemplating issuing or requesting (or are considering the appropriateness of issuing or requesting) any such order, directive, written agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar undertaking.

    2.7. Tax Matters. To the best of the Company's knowledge, the provisions made for taxes on the Company's balance sheets are sufficient for the payment of all accrued federal, state, county and local taxes, whether or not disputed, and all required tax returns have been timely and properly filed by the Company and each of its Subsidiaries.

    2.8. Litigation. There is no litigation, proceeding or governmental investigation pending or, so far as known to the Company, in prospect or threatened before any court, governmental agency or arbitrator against or relating to or affecting the Company or any of its Subsidiaries, which might result in a material adverse change in the financial condition, results of operations, properties, assets, liabilities, business or prospects of the Company or any of its Subsidiaries.

    2.9. Brokers and intermediaries. Except as set forth in the Disclosure Letter, the Company has not employed any broker, finder, consultant, adviser or intermediary that would be entitled to a broker's, finder's or similar fee or commission in connection herewith or upon the consummation hereof.

    2.10. Antitakeover Provisions inapplicable. The provisions of Articles XIII and XIV of the Company's restated certificate of incorporation do not and will not apply to this Agreement or the Stockholder Agreement or the transactions contemplated hereby or thereby, in the case of Article XIII, because the time provision applicable to that article has expired, and in the case of Article XIV, because the transactions contemplated thereby have received all of the required approvals stated therein.

                                  ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE BUYER

    The buyer represents and warrants to the Company that:

    3.1. Incorporation, Etc. The Buyer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of the Bahamas.

    3.2. Authorization; Non-Contravention. The execution, delivery and performance by the Buyer of this Agreement and the Stockholder Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all required action on the part of the Buyer, and each of this Agreement and the Stockholder Agreement has been duly executed and delivered by the Buyer and constitutes a valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery by the Buyer of this Agreement and the Stockholder Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or result in a breach or violation of or default under any law, rule or regulation, the certificate of incorporation or bylaws of the Buyer, any judgment, decree, order, license or permit issued by any government or regulatory body, board or agency, or any agreement, indenture or instrument to which the Buyer is a party or is otherwise subject.

    3.3. Consents. Except for the filing of a Rebuttal of Control Submission and entering into a Rebuttal Agreement with the OTS, no consent, license, approval or authorization is required to be obtained by the Buyer from, and no notice or filing is required to be given by the Buyer to or be made by the Buyer with, any governmental or regulatory authority in connection with the execution and delivery of this Agreement or the Stockholder Agreement and the consummation of the transactions contemplated hereby or thereby.

    3.4. Brokers and Intermediaries. The Buyer has not employed any broker, finder, consultant, adviser or intermediary that would be entitled to a broker's, finder's or similar fee or commission in connection herewith or upon the consummation hereof.

    3.5 Acquisition for Investment. The Shares are being acquired by the Buyer for its own account solely for the purpose of investment without any view to, or for sale in connection with, any distribution thereof in violation of federal or state securities laws, and with no present intention of distributing or reselling any part thereof.


                               ARTICLE 4

                    CONDITIONS PRECEDENT OF THE COMPANY

    The obligation of the Company to sell the Shares to the Buyer is subject to the satisfaction (or waiver) of each of the following conditions:

    4.1. Representations and Warranties. The representations and warranties of the Buyer contained in Article 3 shall be true and correct in all respects as if made at and as of the Closing, and the Buyer shall have performed and compiled in all respects with all undertakings and agreements required by this Agreement to be performed or compiled with by the Buyer prior to the Closing.

    4.2. Compliance with Law. No law, regulation, order or injunction of any court or governmental authority of competent jurisdiction shall be in effect which prohibits the consummation of the transactions contemplated hereby.


                                   ARTICLE 5

                       CONDITIONS PRECEDENT OF THE BUYER

    The obligation of the Buyer to purchase the Shares at the Closing is subject to the satisfaction (or waiver) of each of the following conditions:

    5.1. Representations and Warranties. The representations and warranties of the Company contained in Article 2 shall be true and complete in all respects as if made at and as of the Closing, and the Company shall have performed and complied in all respects with all undertakings and agreements required by this Agreement to be performed or complied with by the Company prior to the Closing.

    5.2. Compliance with Law. No law, regulation, order or injunction of any court or governmental authority of competent jurisdiction shall be in effect which prohibits the consummation of the transactions contemplated hereby.

    5.3. Legal Opinion. At the Closing, the Buyer shall have received the opinion of Muldoon, Murphy & Faucette, counsel to the Company, substantially in the form attached as Annex 2 hereto.


                                    ARTICLE 6

                                  MISCELLANEOUS

    6.1. Further Assurances. From time to time after the Closing, the Company shall execute and deliver, or cause to be executed and delivered, such documents to the Buyer as the Buyer shall reasonably request in order to consummate more effectively the transactions contemplated by this Agreement or the Stockholder Agreement, and from time to time after the Closing, the Buyer will execute and deliver, or cause to be executed and delivered, such documents to the Company as the Company shall reasonably request in order to consummate more effectively the transactions contemplated by this Agreement or the Stockholder Agreement.

    6.2. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF

DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

    6.3. Notices. All notices, requests, permissions, waivers, and other communications hereunder shall be in writing and shall be deemed to have been duly given when received if delivered by hand, facsimile transmission or by United States mail (registered, return receipt requested), properly addressed and postage prepaid:

    If to the Company, to:

          Argo Bancorp, Inc.
          7600 West 63rd Street
          Summit, Illinois 60501

          Attn: Frances Pitts, Esq.
                 General Counsel
          Tel.: 708-496-7178
          Fax:  708-496-2946

    with a copy to:

          Muldoon, Murphy & Faucette
          5101 Wisconsin Avenue, N.W.
          Washington, D.C. 20016

          Attn: Mary M. Sjoquist, Esq.
          Tel.: 202-362-0840
          Fax:  202-966-9409

    If to the Buyer, to:

          The Deltec Banking Corporation Limited
          Deltec House, P.O. Box N-3229
          Lyford Cay, Nassau, Bahamas

          Attn: Matthew F. Gibbons, President
          Tel.: 242-362-4549
          Fax:  242-362-4623
    with a copy to:

          Sullivan & Cromwell
          125 Broad Street
          New York, New York 10004


          Attn: Richard R. Howe, Esq.
          Tel.: 212 558-3612
          Fax : 212 558-3111


Such names and addresses may be changed by such notice.

    6.4. ENTIRE AGREEMENT. This Agreement and the Stockholder Agreement contain the entire understanding of the parties hereto with respect to the subject matter contained herein, and supersede and cancel all prior agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, regarding such subject matter.

    6.5. AMENDMENTS. This Agreement may be amended only by a written instrument executed by the parties or their respective successors or permitted assigns.

    6.6. HEADINGS; REFERENCES. The article, section and paragraph headings and table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    6.7. COUNTERPARTS. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original.

    6.8. PARTIES IN INTEREST; ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the Company and the Buyer and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person not a party to this Agreement any rights or remedies under or by reason of this Agreement. No party to this Agreement may assign or delegate all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other party to this Agreement.

    6.9. SEVERABILITY; ENFORCEMENT. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

    6.10. JURISDICTION. The Buyer and the Company hereby irrevocably and unconditionally submit to the exclusive jurisdiction of the federal and state courts located in the State of Delaware, for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby (and the Buyer and the Company agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to its address set forth above shall be effective service of process of any action, suit or proceeding brought against it in any such court. The Buyer and the Company hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in such courts as aforesaid and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. The Company and the Buyer waive any rights they may have to a jury trial.

    6.11. WAIVER. Any of the conditions to Closing set forth in this Agreement may be waived in writing at any time prior to or at the Closing hereunder by the party entitled to the benefit thereof. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provisions. No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                       ARGO BANCORP, INC.



                                       By: /s/ Frances M. Pitts
                                          ----------------------------------
                                          Name: Frances M. Pitts
                                          Title: Executive Vice President &
                                                 Corporate Secretary


                                       THE DELTEC BANKING CORPORATION LIMITED




                                       By: /s/ Matthew F. Gibbons
                                          ----------------------------------
                                          Name: Matthew F. Gibbons
                                          Title: President

    STOCKHOLDER AGREEMENT, dated as of December 31, 1996, among Argo
Bancorp, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), The Deltec Banking Corporation Limited, a banking corporation organized under the laws of the Commonwealth of the Bahamas ("Deltec"), and John G. Yedinak, the controlling stockholder of the Company (the "Controlling Stockholder"), who is signing this Agreement solely for the purposes of Section 1.1 hereof.

                              W I T N E S S E T H

    WHEREAS, concurrently with the execution and delivery hereof, Deltec has purchased 111,563 2/3 shares (the "Shares") of original common stock, par value $0.01 per share (the "Common Stock") of the Company, pursuant to the Stock Purchase Agreement, dated as of December 31, 1996 (the "Stock Purchase Agreement"), between the Company and Deltec;

    WHEREAS, as of the date hereof, the Company has the authority to issue 5,000,000 shares of the par value $0.01 per share, of which 4,500,000 shares are common stock and 500,000 shares are serial preferred stock, and the Company's authorized common stock consists of 3,020,000 shares designated as original common stock, 340,000 shares designated as Class B common stock, 340,000 shares designated as Class C common stock and 800,000 shares designated as Class D common stock, of which 446,254 2/3 shares of Common Stock have been issued (after giving effect to Deltec's purchase of the Shares) and no shares of Class B common stock, Class C common stock or Class D common stock have ever been issued or authorized to be issued, and no shares of serial preferred stock have ever been issued or authorized to be issued; and

    WHEREAS, by entering into this Agreement and the Stock Purchase Agreement, the Company, Deltec and the Controlling Stockholder understand that Deltec's acquisition of the Shares is solely for Deltec's own account for the purpose of investment and for the purpose of owning up to, but not more than, 25% of the outstanding voting stock of the Company and with no purchase or effect of controlling or exercising a controlling influence over the management or policies of the Company;

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Deltec to purchase the Shares as contemplated by the Stock Purchase Agreement, the parties hereto hereby agree as follows:

                                  ARTICLE I

                              BOARD OF DIRECTORS

    1.1 Directors. So long as this Agreement shall continue in effect and so long as Deltec shall own at least 15% of the outstanding Common Stock of the Company, Deltec shall have the right to nominate one director to serve on the Board of Directors of the Company, and so long as Deltec shall remain in compliance with Section 1.2 of this Agreement, the Controlling Stockholder shall vote (or cause to be voted) all shares of Common Stock owned by him for the election as a director of the Company of the nominee designated by Deltec at any annual or special meeting called for such purpose.

    1.2 Rebuttal Agreement. While this Agreement continues in effect,
Deltec shall remain in compliance with the Rebuttal Agreement between Deltec and the Office of Thrift Supervision.


                                  ARTICLE II

                       SALE OR PURCHASE OF CAPITAL STOCK

      2.1 Issuance of Capital Stock. If the Company shall at any time propose to issue or sell any additional shares of its Common Stock (the "Additional Shares"), whether such shares are authorized but previously unissued shares or are treasury shares, then the Company shall notify Deltec thereof as promptly as practicable and shall offer to sell to Deltec, concurrently with the issuance and sale of the Additional Shares, such number of additional shares of Common Stock (including fractional shares) so that Deltec shall continue, after giving effect to such sales, to own exactly 25% of the outstanding shares of Common Stock. In case such sale of Additional Shares is for cash, the Company's offer to Deltec shall be at a purchase price equal to the price per share paid for the Additional Shares and shall be upon substantially the same other terms and conditions, except that in the case of the exercise of employee stock options, the Company's offer to Deltec shall be at a price equal to the Market Price (as hereinafter defined) on the date of sale. In case such sale of Additional Shares is for consideration other than cash, the Company's offer to Deltec shall be a price equal to the fair market value per share of such other consideration, as determined by the Board of Directors of the Company for purposes of the Company's financial statements. "Market Price" as of any date shall mean the average of the high and low sale prices of the Company's Common Stock as reported on the NASDAQ Stock Market (the "Average") for the 30 business days immediately preceding the date in question, provided that (i) prior to the issuance of stock pursuant to a public offering (the "Public Offering") expected to occur prior to June 30, 1997, or such later date as the Company and its underwriters may determine, the Market Price shall equal 94.7% of the book value of the Company as set forth on the Company's most recent balance sheet prior to the date in question, (ii) the Market Price of stock purchased in connection with the Public

Offering shall equal the public offering price, (iii) during the 30-day period following the Public Offering the Market Price will equal the greater of the public offering price or the Average for the period from the date of the Public Offering to the date in question, and (iv) the Market Price of stock purchased in connection with any subsequent public offering shall equal the public offering price in such subsequent public offering.

    2.2 Purchase or Acquisition of Common Stock. If at any time the Company shall propose to purchase or otherwise acquire any outstanding shares of its Common Stock, then the Company shall notify Deltec thereof as promptly as practicable and shall offer to purchase from Deltec, concurrently with such purchase or other acquisition, such number of shares (including fractional shares) that, after giving effect thereto, Deltec will own exactly 25% of the outstanding shares of Common Stock.

    2.3 Other Classes of Stock. If at any time the Company shall propose to issue or sell any shares of Class B common stock, Class C common stock, Class D common stock or serial preferred stock authorized by its certificate of incorporation or any other class of common stock hereafter authorized by the Company, then the Company shall notify Deltec thereof as promptly as practicable and shall offer to sell to Deltec, concurrently with the issuance of such shares such number of such shares as will enable Deltec to maintain ownership of 25% of such other class of stock.

    2.4 Registration Rights. The Company hereby grants Deltec the following rights with respect to registration under the Securities Act of 1933 (the "Securities Act") of any shares of Common Stock or other equity securities (hereinafter referred to as the "Registrable Securities") acquired by Deltec from the Company under the Stock Purchase Agreement or this Agreement. If Deltec desires to sell any Registrable Securities at any time after the earlier of the completion of the Public Offering or June 30, 1997, Deltec shall give the Company at least 30 days' notice thereof, specifying the approximate number of Registrable Securities Deltec desires to sell and the intended method of disposition thereof, and if the opinion of Deltec or the Company such intended method of disposition requires registration under the Securities Act, the Company will promptly prepare and file a Registration Statement under the Securities Act covering the Registrable Securities and will use its best efforts to cause such Registration Statement to become effective as promptly as practicable. If at any time after the completion of the Public Offering the Company shall propose to file a Registration Statement under the Securities Act, the Company shall give Deltec at least 10 days' notice thereof and shall afford Deltec the opportunity to include any Registrable Securities it proposes to sell in such Registration Statement. In connection with any such Registration Statement, the Company shall indemnify and hold harmless Deltec and any underwriter or placement agent of such Registrable Securities (each an "Underwriter") against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof ("Claims"), to which Deltec or such Underwriter may become subject, under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the related prospectus, any preliminary prospectus or any amendment or supplement thereto (collectively, "Registration Documents") or the omission or alleged omission to state in any Registration Document a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse Deltec or any such Underwriter for any legal or other expenses reasonably incurred in investigating or defending any such Claim as such expenses are incurred; provided, that the Company shall not be liable in any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Document in reliance upon and in conformity with written information furnished to the Company by or on behalf of Deltec or any such Underwriter specifically for use in such Registration Document. In connection with any such Registration Statement, Deltec shall indemnify and hold harmless the Company and any Underwriter against any Claims to which the Company or such Underwriter may become subject, under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in written information furnished to the Company by or on behalf of Deltec specifically for use therein, and will reimburse the Company or any such Underwriter for any legal or other expenses reasonably incurred in investigating or defending any such Claim as such expenses are incurred. In connection with only the first two Registration Statements filed by the Company pursuant to the second sentence of this Section 2.4 and all Registration Statements filed by the Company pursuant to the third sentence of this Section 2.4, the Company shall be responsible for all expenses and fees incident to the preparation of such Registration Statement, including all registration and filing fees, the cost of preparing and printing the Registration Documents and any other documents used in connection with the offering, purchase, sale and delivery of the Registrable Securities, the costs and charges of any transfer agent, registrar, custodian or attorneys-in-fact and the fees and disbursements of counsel for the Company and the Company's independent public accountants, including the expenses of any "comfort" letters; provided that Deltec shall be responsible for the fees and disbursements of its own counsel, if any, and all underwriting discounts and commissions relating to the sale or disposition of the Registrable Securities.

                                 ARTICLE III

                                MISCELLANEOUS

    3.1 Amendments, Termination, Transfer, etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each of the Company, Deltec, and the Controlling Stockholder.

    3.2 Notices. All notices, requests, permissions, waivers, and other communications hereunder shall be in writing and shall be deemed to have been duly given when received if delivered by hand, facsimile transmission or by United States mail (registered, return receipt requested), properly addressed and postage prepaid:

    If to the Company or the Controlling Stockholder, to:


         Argo Bancorp, Inc.
         7600 West 63rd Street
         Summit, Illinois 60501

         Attn:  Frances Pitts, Esq.
                General Counsel
         Tel:  708-496-7178
         Fax:  708-496-2946

    with a copy to:

         Muldoon, Murphy & Faucette
         5101 Wisconcin Avenue, N.W.
         Washington, D.C. 20016

         Attn:  Mary M. Sjoquist, Esq.
         Tel:  202-362-0840
         Fax:  202-966-9409

    If to Deltec, to:

         The Deltec Banking Corporation Limited
         Deltec House, P. O. Box N-3229
         Lyford Cay, Nassau, Bahamas

         Attn:  Matthew F. Gibbons, President
         Tel:  242-362-4549
         Fax:  242-362-4623

    with a copy to:

         Sullivan & Cromwell
         125 Broad Street
         New York, New York 10004

         Attn:  Richard R. Howe, Esq.
         Tel: 212-558-3612
         Fax: 212-558-3111

Such names and addresses may be changed by such notice.

    3.3 Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their respective successors, legal representatives and permitted assigns, any rights, obligations or liabilities under or by reason of this Agreement.

    3.4 Assignability. This Agreement shall not be assignable by any party without the prior written consent of each other party hereto.

    3.5 Headings. The headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

    3.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

    3.7 APPLICABLE LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

    IN WITNESS WHEREOF, the undersigned have hereto set their hands as of the day and year first above written.

                                       ARGO BANCORP, INC.


                                       By:
                                          -------------------------------------
                                          Name:  Frances M. Pitts
                                          Title: Senior Vice President &
                                                 Corporate Secretary

                                       THE DELTEC BANKING CORPORATION LIMITED


                                       By:
                                          -------------------------------------
                                          Name:  Matthew F. Gibbons
                                          Title: President


                                       ----------------------------------------
                                                   JOHN G. YEDINAK

                                                                         Annex 2

                   [Letterhead of Muldoon, Murphy & Faucette]


                                                             [December 31, 1996]



The Deltec Banking Corporation Limited
Deltec House, P.O. Box N-3229
Lyford Cay, Nassau, Bahamas

Ladies and Gentlemen:

             We have acted as counsel for Argo Bancorp, Inc., a Delaware corporation (the "Company"), in connection with the Stock Purchase Agreement, dated as of [December 30, 1996] (the "Stock Purchase Agreement"), between the Company and The Deltec Banking Corporation Limited, a Bahamas banking corporation (the "Buyer"), and the Stockholder Agreement among the Company, the Buyer and John G. Yedinak, dated as of December [31], 1996 (the "Stockholder Agreement"). Unless otherwise defined herein, capitalized terms used herein have the respective meanings ascribed to them in the Stock Purchase Agreement. We have examined the Stock Purchase Agreement and such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:

             1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly registered as a savings and loan holding company with the Office of Thrift Supervision under Section 10 of the Home Owners' Loan Act, as amended. The Company has all requisite power and authority to enter into the Stock Purchase Agreement and the Stockholder Agreement and to perform its respective obligations thereunder.

             2. The Company has the authority to issue 5,000,000 shares of the par value $0.01 per share, of which 4,500,000 shares are common stock and 500,000 shares are serial preferred stock. The Company's authorized common stock consists of 3,020,000 shares designated as original common stock (herein, the "Common Stock"), 340,000 shares designated as Class B common stock, 340,000 shares designated as Class C common stock and 800,000 shares designated as Class D common stock, of which 334,691 shares designated as original common stock have been issued prior to the date hereof. All outstanding shares of Common Stock have been duly authorized and validly

The Deltec Banking Corporation Limited                                        2


       issued and are fully paid and nonassessable, and the Shares issued to the Buyer have been duly authorized and validly issued and are fully paid and nonassessable.

             3. The execution, delivery and performance by the Company of the Stock Purchase Agreement and the Stockholder Agreement and the consummation of the transactions completed thereby have been duly authorized by all required action on the part of the Company and its stockholders, and each of the Stock Purchase Agreement and the Stockholder Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery by the Company of the Stock Purchase Agreement and the Stockholder Agreement and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of or default under any law, rule or regulation, the certificate of incorporation or by-laws of the Company, any judgment, decree, order, license or permit, known to us, issued by any governmental or regulatory body, board or agency, or any agreement, indenture or instrument, known to us, to which the Company is a party or is otherwise subject.

             4. The provisions of Articles XIII and XIV of the Company's restated certificate of incorporation do not and will not apply to the Stock Purchase Agreement or the Stockholder Agreement or the transactions contemplated thereby, in the case of Article XIII, because the time provision applicable to that article has expired, and in the case of Article XIV, because the transactions contemplated thereby have received all of the approvals required by that article.

              In rendering the foregoing opinion, we have relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

                                                 Very truly yours,